                                                                   Exhibit 10(v)

                               PROMISSORY NOTE
                               ---------------

$15,000,000,00                                     Dated: August 21, 1997

     FOR VALUE RECEIVED, United Financial Mortgage Corp. (hereinafter referred to as "BORROWER") unconditionally promises to pay to the order of West Suburban Bank (hereinafter referred to as "BANK"), at its principal place of business at 711 S. Westmore/Meyers Rd., Lombard, Il 60148, or such other place as Bank may designate from time to time hereafter, the principal sum of Fifteen Million & 00/100 ($15,000,000.00) DOLLARS or so much as has been drawn pursuant to the terms of the Mortgage Warehouse Line of Credit and Security Agreement executed by Borrower and Bank of even date herewith, with interest from the date of disbursement thereon as follows:

a.   Frequency of Payments: Periodic payments shall be made monthly.
     ---------------------

b.   Date of Payments: The first periodic payment shall be due on September 1,
     ----------------
     1997, and successive periodic payments shall be made on the same day of each month thereafter.

c.   Amount of Payments: Each periodic payment shall consist of all amounts
     ------------------
     collected by Borrower with respect to the collateral and the proceeds from the sale, transfer, conveyance or assignment of the Collateral or any portion thereof, together with interest on the entire unpaid principal balance from time to time outstanding.

d.   Final Payment: The entire unpaid principal balance and all accrued interest
     -------------
     thereon, if not sooner paid, shall be due and payable on October 1, 1998.

e.   Interest Rate: The unpaid principal balance shall bear interest from the
     -------------
     date hereof until fully paid, computed at a daily rate equivalent to 75% percent per annum (computed on the basis of a 360 day year and actual days elapsed). Below the Prime Rate published from time to time in the Money Rates section of the Wall Street Journal, Midwest Edition, and in effect daily. In the event that more than one prime rate is so published on any given day, the highest published Prime Rate shall be used. In the event that the Prime Rate of the Wall Street Journal is not available, Bank will select another comparable prime rate or other interest rate index. Changes in the interest rate shall take effect prospectively as of the dates of changes in the Prime Rate as aforesaid.

                                  COLLATERAL
                                  ----------

     This Note is made in connection with a Mortgage Warehouse Line of Credit and Security Agreement between Borrower and Bank of even date herewith and is secured by the Collateral (as such term is defined in the Mortgage Warehouse Line of Credit and Security Agreement) (the "Collateral").

                                    DEFAULT
                                    -------

     The occurrence of any one of the following events shall constitute a default by the Borrower ("EVENT OF DEFAULT") under this Note:

a. Failure to make prompt payment of any amount when due and payable or declared due and payable;

b. The occurrence of an Event of Default, as such term is defined in the accompanying Mortgage Warehouse Line of Credit and Security Agreement.

     Upon the occurrence of an Event of Default, without notice or demand by Bank, all amounts owed hereunder shall be immediately due and payable, and Bank may avail itself to remedies as are set forth in the Mortgage Warehouse Line of Credit and Security Agreement and others provided by law.

     All sums becoming due and payable as a result of an Event of Default shall bear interest at the Default Rate (as such term is defined in the Mortgage Warehouse Line of Credit and Security Agreement).

                    ADDITIONAL REPRESENTATIONS, WARRANTIES,
                        COVENANTS, TERMS AND CONDITIONS
                        -------------------------------

a. The Borrower shall have the right at any time, or from time to time, to prepay any Advance under the Mortgage Warehouse Line of Credit and Security Agreement without premium or penalty, in whole or in part. Such prepayment shall be applied to installments of most remote maturity. Any repayment of any or all Advances (as such term is defined in the Mortgage Warehouse Line of Credit and Security Agreement) shall not operate to terminate Borrower's obligations hereunder. Any amount prepaid on this Note may, subject to the terms and conditions of the Mortgage Warehouse Line of Credit and Security Agreement, be borrowed, repaid, and borrowed again.

b. Borrower represents and warrants that the Loan evidenced by this Note is a business loan within the purview of Section 6404 of Chapter 17 of the Illinois Revised Statutes (or any substitute, amended, or replacement
     -------------------------
     statutes) transacted solely for the purpose of carrying on or acquiring the business of the Borrower, and that the Loan is exempt from the provisions of the Federal Truth-In-Lending Act and Regulation Z (or any substitute, amended, or replacement statutes or regulations).

c. All of Bank's rights and remedies under this Note are cumulative and non-exclusive. The acceptance by Bank of any partial payment made hereunder after the time when any of Borrower's obligations hereunder become due and payable will not establish a custom, or waive any rights of Bank to enforce prompt payment hereof. Bank's failure to require strict performance by Borrower of any provision of this Note shall not waive, affect or diminish any right of Bank thereafter to demand strict compliance and performance therewith. Any waiver of an Event of Default hereunder shall not suspend, waive or affect any other Event of Default hereunder, Borrower and every endorser waive presentment, demand and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension or renewal of this Note, and hereby ratify and confirm whatever Bank may do in this regard. Borrower further waives any and all notice or demand to which Borrower might be entitled with respect to this Note by virtue of any applicable statute or law (to the extent permitted by law).

d. Borrower agrees to pay, upon Bank's demand therefor, any and all costs, fees and expenses (including attorneys' fees, costs and expenses) incurred in enforcing any of Bank's rights hereunder, and to the extent not paid the same shall become part of Borrower's obligations hereunder.

e. Borrower hereby authorizes, irrevocably, any attorney of any court of record in any state or territory of the United States where the same is allowed by law, in term time or vacation, at any time after occurrence of an Event of Default hereunder to waive the issuance and service of process, and confess a judgment against the undersigned for the amount due hereunder, including all costs, fees and expenses as provided herein, further authorizing said attorney to release all errors and waive all right of appeal and consent to immediate execution upon such judgement, hereby agreeing that no writ of error or appeal will be prosecuted from such judgment, nor any bill in equity filed to restrain the operation of such judgment, or any execution thereon, and hereby ratifying and confirming all that said attorney may do by virtue hereof. If this provision or any other provision of this Note or the application thereof to any party or circumstances is held invalid or unenforceable, the remainder of this Note and the application thereof to other parties or circumstances will not be affected thereby, the provisions of this Note being severable in any such instance.

f. This Note is submitted by Borrower to Bank at Bank's principal place of business and shall be deemed to have made thereat. This Note shall be governed and cntrolled by the laws of the State of Illinois as to interpretation, enforcement, validity, construction, effect, choice of law and in all other respects. Borrower irrevocably agrees that, in Bank's sole and absolute discretion, all actions, suits and proceedings in any manner or way arising out of or in respect to this Note shall be litigated in courts within the County of DuPage or having jurisdiction with respect to said County. Borrower expressly submits to the jurisdiction of any state or federal court located within or having jurisdiction over said County. Borrower waives any right it may have to change the venue of any litigation brought in accordance herewith.

                                       BORROWER: UNITED FINANCIAL MORTGAGE CORP.

                                       By: /s/ Joseph Khoshabe
                                          -----------------------------------
                                           Joseph Khoshabe, President

                                         :-----------------------------------

STATE OF ILLINOIS)
                 )SS.
COUNTY OF Dupage )

     I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY that Joseph Khoshabe personally known to me to be President of United Financial Mortgage Corp, an Illinois corporation, and _______________, personally known to me to be the Secretary of said Corporation, and personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that as such President and Secretary they signed and delivered the said instrument as President and Secretary of said Corporation, and caused the Corporate Seal of said Corporation to be affixed thereto, pursuant to authority, given by the Board of Directors of said Corporation as their free and voluntary act, and as the free and voluntary act and deed of said Corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and official seal this 21st day of August, 1997.

[SEAL APPEARS HERE]  DEBBIE KOLZE
                     ---------------------
                        Notary Public

                       MORTGAGE WAREHOUSE LINE OF CREDIT
                            AND SECURITY AGREEMENT

     THIS AGREEMENT is made as of this 21st day of August, 1997, by and between West Suburban Bank, ("Bank"), with its principal place of business at 711 S. Westmore/Meyers Rd., Lombard, IL 60148, and United Financial Mortgage Corp., an Illinois corporation, ("Borrower"), with its principal place of business at 600 Enterprise Dr., Ste 206, Oakbrook, Illinois, 60521.

                             W I T N E S S E T H :

     WHEREAS, Bank has agreed to extend to Borrower a line of credit in an aggregate principal amount at any one time outstanding up to but not exceeding Fifteen Million & 00/100--- and 00/100 ($15,000,000.00) DOLLARS;

     WHEREAS, Bank has agreed to establish a Line of Credit for residential mortgage loans to be made and warehoused by Borrower until the loans are purchased by financial institutions, provided that Borrower transfer, convey, and grant to Bank a valid security interest in the Collateral;

     NOW, THEREFORE, for and in consideration of any loan or advance (including any loan or advance by renewal or extension) hereafter made to Borrower by Bank and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Defined Terms

     Whenever used herein, the following terms, when capitalized, shall have the following respective meanings unless the context shall clearly indicate otherwise:

a. "Mortgagor" shall mean the party who is obligated on or under any of the Mortgages.

b.   "Collateral" shall mean:

     i. All of Borrower's right, title, and interest in and with respect to mortgages it originates using the proceeds of advances on the line of credit established hereby (the "Mortgages"), including, but not limited to, the Mortgage Documents, whether now owned or existing or hereafter created or acquired;

     ii. All accounts, contract rights, instruments, documents, chattel paper, general intangibles now owned or hereafter acquired (including, but not limited to choices in action, tax refunds, and insurance proceeds); any other obligations or indebtedness owed to Borrower from whatever source arising; all rights of Borrower to receive any payments in money in kind; all guaranties of the foregoing and security therefor; all of the right, title and interest of Borrower in and with respect to the goods, services, or other property that gave rise or that secure any of the foregoing and insurance policies and proceeds relating thereto, and all rights of Borrower as an unpaid seller of goods and services, including, but not limited to, the rights of stoppage in transit, replevin, reclamation, and resale; and all of the foregoing, whether now owned or existing or hereafter created or acquired (collectively referred to as "Receivables");

     iii. All goods, merchandise, and other personal property now owned or hereafter acquired by Borrower that are held for sale or lease, or are furnished or to be furnished under any contract of service or are raw materials, work-in-process, supplies, or materials used or consumed in Borrower's business, and all products thereof, and all substitutions, replacements, additions or accessions thereto and thereto (collectively referred to as "Inventory");

     iv. All machinery and equipment and furniture and fixtures, now owned or hereafter acquired by Borrower, and used or acquired for use in the business of Borrower, together with all accessions thereto and all substitutions and replacements thereof and parts therefor (collectively referred to as "Equipment");

     v. All cash or non-cash proceeds of any of the foregoing, including insurance proceeds;

     vi. All ledger sheets, files, records, documents, and instruments (including, but not limited to, computer programs, tapes, and related electronic data processing software) evidencing an interest in or relating to the above;

     vii. All instruments, documents, securities, cash, property, and proceeds of any of the foregoing owned by Borrower or in which Borrower has an interest, which now or hereafter are at any time in the possession or control of Bank or in transit by mail or carrier to or in the possession of any third party acting on behalf of Bank, without regard to whether Bank received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether Bank had conditionally released the same; any deposit accounts of Borrower with Bank against which Bank may exercise its rights of set-off; and

     viii. All mortgages, selling and/or servicing contracts to the extent the Borrower may legally assign a security interest therein.

c. "Default Rate" shall mean four (4%) percent per annum above the Prime Rate and shall be charged on any amount payable herein unless promptly paid, and shall constitute Indebtedness secured by this Agreement and shall be immediately due and payable.

d. "Events of Default" shall mean the occurrence of any one or more of the following events (subject to applicable cure periods, if any):

     i. Failure to make prompt payment when due, of any payment due on any of the Indebtedness, or failure to promptly perform any covenant, promise or agreement contained herein or in the other Loan Documents, or in any other agreement, document or instrument hereinafter delivered by Borrower to Bank;

     ii. Any representation, warranty or other information made or furnished to Bank shall prove to have been false or incorrect;

     iii. If Borrower shall make a general assignment for the benefit of creditors, or shall state in writing or by public announcement its inability to pay its debts as they become due, or shall file a petition in bankruptcy, or shall be adjudicated a bankrupt, or insolvent, or shall file a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting or not contesting the material allegations of a petition against it in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Borrower, or any material portion of its assets;

     iv. If, within sixty (60) days after the commencement of any proceeding against Borrower seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulations, such proceeding shall not have been dismissed, or if, within sixty (60) days after the appointment, without the consent or acquiescence of Borrower, of any trustee, receiver or liquidator of Borrower or any material portions of its assets, such appointment shall not have been vacated;

     v. Entry against Borrower of any judgment which in the reasonable exercise of Bank's judgment may materially affect Borrower's ability to repay the Indebtedness;

     vi. Dissolution, merger or consolidation of Borrower, or sale, transfer, lease or other disposition of substantially all of the assets of Borrower other than in the ordinary course of business;

     vii. If in the reasonable exercise of its judgment, Bank deems itself insecure;

     viii. The making of any levy, seizure, or attachment upon the Collateral;

     ix. Any claim or action is brought against Bank arising out of the Loan transaction;

     x. Failure to fully comply with the requirements of any governmental agency or authority within thirty (30) days after notice of such requirements, if, in the reasonable exercise of Bank's judgment such failure to comply will materially affect Borrower's ability to repay the Indebtedness;

     xi.   Any material adverse change in the Borrower's financial condition;

     xii. The direct or indirect use of the proceeds of the Line of Credit for any purpose other than originating mortgages previously approved by Bank.

e. "Financials" shall mean those financial statements of Borrower, if any, heretofore or concurrently herewith delivered by or on behalf of Borrower to Bank.

f. "Indebtedness" shall mean all obligations of Borrower under this Agreement, the Note and the other Loan Documents and all other obligations of every kind and description of Borrower to Bank, its successors and assigns, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due, and all principal, interest, taxes, fees, charges, expenses and reasonable attorney's fees, chargeable to Borrower or incurred by Bank under this Agreement, the other Loan Documents, or any other agreement, document or instrument delivered to Bank.

g. "Loan" shall mean the obligations of Borrower to Bank as evidenced by the Loan Documents, as defined herein.

h. "Loan Documents" shall mean all agreements, instruments and documents, including without limitation, guaranties, notes, pledges, powers of attorney, consents, corporate resolutions, assignments, contracts, notices, security agreements, financing statements and all other written matter now or from time to time executed by and/or on behalf of Borrower and delivered to Bank, together with any amendments, modifications or renewals and replacements.

i. "Mortgage Documents" shall mean all mortgages, deeds of trust, promissory notes, loan applications, credit reports, appraisal reports, surveys, hazard and title insurance policies, guarantees, closing statements, disclosure statements, and all other written matter or materials prepared or obtained in connection with any of the Mortgages.

j. "Note" shall mean that Note bearing even date herewith executed by Borrower and payable to the order of Bank, in the principal sum of Fifteen Million --------------- AND 00/100 ($15,000,000.00) DOLLARS in connection with this
     Line of Credit Agreement and any other promissory note or obligation of Borrower evidencing any Advance or loan made by Bank to Borrower.

k. "Prime Rate" shall mean the prime rate of interest published from time to time in the Money Rates section of the Wall Street Journal, Midwest Edition, and in effect daily. In the event more than one Prime Rate is so published on any given day, the highest published Prime Rate will be used. In the event that the Prime Rate of the Wall Street Journal is not available, the Bank will select a comparable prime rate or other interested rate index. The Prime Rate is not necessarily the lowest interest rate charged by said Bank to its most creditworthy customers.

2(a) Line of Credit
     --------------

     The Line of Credit shall not exceed Fifteen Million ---------------------- AND 00/100 ($15,000,000.00) DOLLARS in aggregate principal amount at any one time outstanding and shall be available (hereinafter referred to as "Advances") to the Borrower until October 1, 1998. Each Advance shall be repaid as provided herein.

2(b) Advance Procedure
     -----------------

     The Borrower shall give the Bank at least one (1) days prior written notice of the date upon which it requests that an Advance be made under this Line of Credit. Borrower shall specify the amount of such Advance but in no event shall an Advance be for less than $10,000.00. The proceeds of each Advance hereunder shall be made available to the Borrower at the Office of the Bank at 711 S. Westmore/Meyers Rd., Lomard, Illinois, 60148. Advances may be requested for the sole purpose of funding Mortgages which are pledged to Bank as Collateral hereunder. The Bank reserves the right to review and approve the individual Mortgage Documents and other documents deemed relevant by the Bank prior to making any Advances. It is expressly agreed that Bank will not be required to make any Advance if Borrower is in default under any of the terms and conditions of this Line of Credit, the Loan Documents, or any other documents delivered to Bank, or if Bank for any reason does not approve the funding of any particular mortgage loan. Each request for Advance shall be subject to Bank's approval. As a condition of making any Advance, Borrower shall acknowledge in writing that the existing principal balance and accrued interest as of the time of such Advance is true and correct.

     At the funding of any particular Mortgage Loan under this Agreement to be funded by the Bank, Borrower will present evidence that the real estate is insured against loss in an amount not less than the loan amount with a loss payment endorsement in favor of Borrower and the following properly executed documents:

i.    Promissory note naming Borrower as sole payee;

ii.   Mortgage in favor of Borrower in recordable form;

iii.  Settlement statement prepared by the title insurance company;

iv. Closing statement between the Mortgagor and the seller of the real estate, if applicable;

v. Any and all other instruments, documents, and notices required in order for the transaction to comply with the Federal Truth-In-Lending Act and Regulation Z, the Real Estate Settlement Procedures Act, the Illinois Mortgage Escrow Account Act, and any and all other applicable federal, state, or local laws; and

vi.   Any and all other documents reasonably required by Bank.

2(c)  Term of Agreement
      -----------------

     Bank's obligation to make any future advances under the Line of Credit shall terminate as of October 1, 1998. Effective August 21, 1997, this Line of Credit Agreement shall continue to be in effect on a month-to-month basis, unless previously terminated, and may be terminated by either party at any time thereafter upon thirty (30) days prior written notice. Termination of the Line of Credit shall not affect Borrower's obligations to Bank with respect to any draws made upon the Line of Credit previous to such termination.

2(d)  Prepayments
      -----------

     The Borrower shall have the right at any time, or from time to time, to prepay any Advance under this Line of Credit without premium or penalty, in whole or in part. Such prepayment shall be applied first to accrued interest and then to any principal balance remaining unpaid. Any repayment of any or all Advances shall not operate to terminate Borrower's obligations under the Loan Documents. Any amount prepaid on the Note may, subject to the terms and conditions hereof, be borrowed, repaid, and borrowed again. In the event Borrower does prepay and reborrows proceeds under this Agreement, all procedures will be subject to the Advance procedures outlined in Section 2(b) above.

3.   Grant of Security Interest
     --------------------------

     To secure the payment and performance of all Indebtedness, Borrower hereby pledges, assigns and grants to Bank a continuing security interest in any and all of the Collateral.

4.   Representations and Warranties
     ------------------------------

     Except as disclosed in writing to Bank, Borrower warrants and represents to and covenants with Bank that:

a. Borrower is and at all times hereafter shall be a corporation, duly organized and existing and in good standing under the laws of the State of Illinois and qualified or licensed to do business in all states in which the laws thereof require Borrower to be so qualified and/or licensed, including, but not limited to, licensing pursuant to the Residential Mortgage License Act, Ill. Rev. Stat. Ch. 17 Section 2321-1 et seq.

b. Borrower has the right, power and capacity and is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and the Loan Documents;

c. The execution, delivery and/or performance by Borrower of this Agreement and the Loan Documents shall not, by the lapse of time, the giving of notice or otherwise, constitute a violation of any applicable law or a breach of any provision contained in Borrower's Articles of Incorporation, By-Laws, or similar document, or contained in any agreement, instrument or document to which Borrower is now or hereafter a party or by which it is or may become bound;

d. Borrower has and at all times hereafter shall have good, indefeasible and merchantable title to and ownership of the Collateral, free and clear of all liens, claims, security interests and encumbrances except those of Bank and those, if any, as disclosed in writing to Bank;

e. Borrower is now and at all times hereafter, shall be solvent and generally paying its debts as they mature and Borrower now owns and shall at all times hereafter own property which, at a fair valuation, is greater than the sum of its debts;

f. Borrower now has and shall have at all times hereafter capital sufficient to carry on its business and transactions and all businesses and transactions in which it is about to engage;

g. There are no actions or proceedings which are pending or threatened against Borrower which might result in any material and adverse change in its financial condition or materially affect its assets or the Collateral;

h. Except for trade payables arising in the ordinary course of its business since the dates reflected in the Financials and except as disclosed in the Financials, Borrower has no indebtedness;

i.   Borrower is not subject to the renegotiation of any government contracts;

j. Borrower possesses adequate assets, licenses, patents, copyrights, trademarks and tradenames to continue to conduct its business as previously conducted by it;

k. Borrower has and is in good standing with respect to all governmental permits, certificates, consents and franchises necessary to continue to conduct its business and to own or lease and operate its properties as now owned or leased by it;

l. None of said permits, certificates, consents or franchises contain any term, provision, condition or limitation more burdensome than such as are generally applicable to persons engaged in the same or similar business as Borrower;

m. Borrower is not a party to any contract or agreement or subject to any charge, restriction, judgment, decree or order materially and adversely affecting its business, property, assets, operations or condition, financial or otherwise;

n. Borrower is not in violation of any applicable statute, regulation or ordinance of the United States of America, of any state, city, town municipality, county or of any other jurisdiction, or of any agency thereof, in any respect materially and adversely affecting its business, property, assets, operations or condition, financial or otherwise;

o. Borrower is not in default with respect to any indenture, loan agreement, mortgage, deed or other similar agreement relating to the borrowing of monies to which it is a party or by which it is bound;

p. The Financials fairly and accurately present the assets, liabilities and financial condition and results of operations of Borrower and such other persons described therein as of and for the periods ending on such dates and have been prepared in accordance with generally accepted accounting principles and such principles have been applied on a basis consistently followed in all material respects throughout the periods involved;

q. There has been no material and adverse change in the assets, liabilities, or financial condition or Borrower since the date of the Financials;

r. Borrower uses no trade names or assumed names in the conduct of its business, and has not changed its name or been the surviving entity in a merger or acquired any business in the last ten (10) years;

s. No financing statement (other than that financing statement previously filed by Bank regarding any prior loans and any which will be filed on behalf of Bank) covering the Collateral is on file in any public office or is presently in the possession of any third party other than any which have been disclosed to the Bank in writing;

t. Borrower is and will be the lawful owner of all Collateral, free of any and all liens and claims whatsoever, other than the security interest hereunder, with full power to subject the Collateral to the security interest hereunder;

u. All information furnished to Bank concerning the Collateral and financial affairs of Borrower, and all other written information heretofore or hereafter furnished by Borrower to Bank, is and will be true and correct;

v. Borrower has filed all federal, state and local tax returns and other reports it is required to file and has paid or made adequate provision for payment of all such taxes, assessments and other governmental charges;

w. All Mortgages originated by Borrower, and the advertising, solicitation, application procedures, servicing, collection, and administration of such Mortgages, shall fully comply with the provisions of the Federal Truth-In Lending Act, Regulation Z, the Real Estate Settlement Procedures Act, the Equal Credit Opportunity Act, Regulation B, the Federal Trade Commission Act, the Fair Debt Collection Practices Act, the Illinois Interest Act, the Illinois Mortgage Escrow Account Act, and all other applicable federal and state laws and regulations and substitutes and replacements thereof.

x. With respect to each promissory note, Mortgage, and any other instrument of indebtedness or security executed by each Mortgagor, (i) all such documents shall be complete, genuine, and unaltered; (ii) all signatures thereon shall be genuine and authorized; (iii) all such documents shall represent undisputed, bona fide indebtedness due to Borrower as sole payee in the full face amount thereof, free of all defenses; and (iv) no agreement shall exist under which any deduction or discount may be claimed or shall have been or shall thereafter be made; and

y. For every Mortgage funded with proceeds under this Line of Credit, the real property and improvements covered by the Mortgages shall be located in the State of Illinois, be free of damage and in good repair and subject to no title defects that would impair the priority of the Mortgage as a first lien on the property; a valid American Land Title Association standard loan policy with extended coverage over the five standard exceptions issued by a title insurer acceptable to the Bank shall be in effect insuring the Borrower in the full amount of the loan; and the improvements on the real property covered by the Mortgage shall be insured against loss by fire and other casualties customarily included in an extended coverage policy issued in the State of Illinois in an amount not less than the full amount of the loan, with loss payable to the Borrower, and including flood insurance if required or made available under the National Flood Insurance Act of 1968.

5.   Agreements of Borrower

a.   Borrower hereby covenants, represents and warrants that Borrower:

     i. Shall, upon request of Bank, execute such financing statements and other documents (and pay the cost of filing or recording the same in all public offices deemed necessary by Bank) and do such other acts and things, all as Bank may from time to time request to establish and maintain a perfected security interest in the Collateral (free of all liens, claims and rights to third parties whatsoever) to secure the payment of the Indebtedness and to consummate the transactions contemplated in or by this Agreement or the Loan Documents;

     ii. Shall keep at its principal place of business, its records concerning the Collateral, which records will be of such character as will enable Bank or its agents to determine at any time the status thereof, and Borrower will not, unless Bank shall otherwise consent in writing, duplicate any such records at any other address;

     iii. Shall use the proceeds of all loans made by Bank to Borrower pursuant to this Agreement and the Loan Documents solely for the purpose of originating the Mortgages constituting the Collateral, in accordance with all applicable laws, statutes, rules, regulations, and judicial decisions. Borrower further warrants and represents to Bank and covenants with Bank that Borrower is not in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any loans and/or advances made by Bank to or for the benefit of Borrower hereunder will be used to purchase or carry any margin stock or to extend credit to others for the purposes of purchasing or carrying any margin stock;

     iv. Shall, upon the request of Bank, deliver to Bank copies of the Mortgage Documents and any and all other documents evidencing any interest in any and all of the Collateral;

     v. Shall furnish Bank such information concerning Borrower and the Collateral as Bank may from time to time request;

     vi. Shall permit Bank and its agents, from time to time, but not less than once a month, to inspect the Collateral, and to inspect, audit and make copies of and extracts from all records and all other papers in the possession of Borrower and will, upon request of Bank, deliver to Bank all of such records and papers which pertain to the Collateral;

     vii. Shall, upon request of Bank, stamp on its records concerning the Collateral, a notation, in form satisfactory to Bank, of the security interest of Bank hereunder;

     viii. Shall not sell, assign or create or permit to exist any lien on or security interest in any Collateral to or in favor of anyone other than Bank;

     ix. Shall, at its sole cost and expense, keep and maintain an errors and omissions insurance policy in favor of Bank. Such policy of insurance shall be in form, with insurer and in such amount as may be satisfactory to Bank. Borrower shall deliver to Bank the original (or certified) copy of said policy of insurance, or a certificate of insurance, and evidence of payment of all premiums for such policy. Such policy of insurance shall contain an endorsement, in a form and substance acceptable to Bank, showing loss payable to Bank, and shall provide that the insurance company will give Bank at least thirty
           (30) days written notice before any such policy or policies of insurance shall be altered or cancelled and that no act or default of Borrower or any other person or entity shall affect the right of Bank to recover under such policy or policies of insurance. Borrower hereby directs the insurer under such policy of insurance to pay all proceeds payable thereunder directly to Bank and hereby irrevocably appoints Bank as Borrower's agent and attorney-in-fact to make, settle and adjust claims under such policy of insurance and endorse the name of Borrower on any check, draft, instrument or other item of payment for the proceeds of such policy of insurance;

     x. Shall pay promptly, when due, all taxes, levies, assessments, charges, liens, claims or encumbrances of any federal, state or local agency, body or department upon the Indebtedness, Borrower's business, assets, income or receipts and shall not permit the same to arise, or to remain, and will promptly discharge the same.

     xi. Shall notify Bank in writing of any change in location of its principal place of business or any change in location of the Collateral;

     xxi. Shall indemnify and hold Bank harmless from any and all claims, demands, losses, liabilities, actions, lawsuits and other proceedings, judgments, awards, decrees, costs and expenses (including reasonable attorney's fees), arising directly or indirectly, in whole or in part, out of the acts and omissions whether negligent, willful or otherwise, of Borrower, or any of its officers, directors, agents, subagents, or employees, in connection with the Loan and the Loan Documents or as a result of (a) ownership of the Collateral or any interest therein or receipt of any sums therefrom, (b) any failure on the part of the Borrower to perform or comply with any of the terms of the Loan Documents, or (c) any claim asserted by any party arising in connection with the Collateral; and

     xiii. Shall at all times comply with all requirements, conditions and provisions imposed upon Mortgage Bankers, or such other description as may hereafter be used to describe the business activity of Borrower, as set forth under Illinois law.

b. Each loan made by Bank to Borrower pursuant to this Agreement or the Loan Documents shall constitute an automatic warranty and representation by Borrower to Bank that there does not then exist an "Event of Default" or any event or condition which with notice, lapse of time, and/or the making of such loan would constitute an Event of Default;

c. Borrower hereby authorizes and directs Bank to disburse, for and on behalf of Borrower and for Borrower's account, the proceeds of loans made by Bank to Borrower pursuant to this Agreement to such person or persons as Borrower shall direct, whether in writing or orally;

d. Bank, in its sole and absolute discretion, without notice thereof to Borrower, may disburse any or all proceeds of loans made to Borrower pursuant to this Agreement and/or the Loan Documents to pay any costs, expenses or other amounts required to be paid by Borrower hereunder and not so paid, and/or to pay any person as Bank deems necessary to insure that that the security interest granted to Bank in the

     Collateral shall at all times have the priority represented and covenanted by this Agreement and the Loan Documents. All monies so disbursed by Bank shall be a part of the Indebtedness, payable by Borrower to Bank on demand.

e. Regardless of the adequacy of any Collateral securing Borrower's obligations hereunder, any deposits or other sums at any time credited by or payable or due from Bank to Borrower, or any monies, cash, cash equivalents, securities, instruments, documents or other assets of Borrower in the possession or control of Bank or its bailee for any purpose may at any time be reduced to cash and applied by Bank to or setoff by Bank against the Indebtedness hereunder;

f. All of the representations and warranties contained herein, and all representations and warranties contained in any other document or instrument delivered to Bank in connection herewith will be and remain true and correct during the term of this Agreement; and

g. The obligation of the Bank to make any Advance hereunder is subject to all legal matters incident to the transactions hereby contemplated being satisfactory to Bank's counsel, and that the Borrower is not otherwise in default under this Agreement, or any other agreement, Note, or the Loan Documents.

6.   Collections

a. All amounts collected by Borrower with respect to any of the Mortgages shall be remitted to the Bank, together with interest thereon as provided in the Note, on a monthly basis on or before the 1st day of each month during the term hereof.

b. Borrower shall remit to the Bank the gross proceeds from the sale, transfer, conveyance, or assignment of any Mortgage within Ninety (90) business days after any such sale, transfer, conveyance, or assignment, together with interest thereon as provided in the Note.

c. Until such time as Bank shall notify Borrower of the revocation of such power and authority, Borrower:

     i. Shall, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such actions with respect to such collection as Bank may request or, in the absence of such request, as Borrower may deem advisable;

     ii May grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund, or allowance to which such party may be lawfully entitled. Bank, however, may, at any time, whether before or after any revocation of such power and authority or the maturity of any of the Indebtedness, notify the Mortgagors and any other parties obligated on any of the Collateral to make payment to Bank of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of Bank, Borrower will, at its own expense, notify any parties obligated on any of the Collateral to make payments to Bank of any amounts due or to become due thereunder.

d. Borrower hereby irrevocably appoints the Bank, its officers, agents, and employees, as Borrower's true and lawful attorneys in fact with full power to enforce all of Borrower's rights with respect to the Collateral, the Mortgagors, and all other parties obligated on the Collateral, including, but not limited to, the right to enforce collection thereon, the right to notify Mortgagors that payments shall be made directly to the Bank, and the right to receipt for and endorse and deposit into its own account all checks for same in satisfaction of amounts outstanding hereunder. Borrower agrees to provide the originals of all Mortgage documents to the Bank upon two (2) days advance notice in writing, for the purpose of enforcing such rights.

7.   Certificates, Schedules and Reports

     Borrower shall from time to time, as Bank may request (but not less frequently than monthly), deliver to Bank a schedule identifying each Mortgage (not previously so identified) subject to the security interest hereunder, and such additional schedules and such certificates and reports respecting all or any of the Collateral at the time subject to the security interest hereunder, and the items or amounts received by Borrower in full or partial payment or otherwise as proceeds of any of the Collateral, all to such extent as Bank may request. Any such schedule, certificate or report shall be executed by a duly authorized officer of Borrower and shall be in form and detail as Bank may specify. Any such schedule identifying any Mortgage subject to the security interest hereunder shall be accompanied (if Bank so requests) by a true and correct copy of the Mortgage documents evidencing such Mortgage.

8.   Remedies

     If any Event of Default shall occur, then or at any time thereafter at the option of Bank, Bank may declare all Indebtedness to be due and payable without notice, protest, presentment or demand, all of which are expressly waived by Borrower. Bank shall have in addition to any other rights and remedies contained in this Agreement and the other Loan Documents, and any other agreements, guarantees, notes, instruments, and documents heretofore, now, or at any time hereafter executed by Borrower and delivered to Bank, all of the rights and remedies of a secured party under the Illinois Commercial Code, all of which rights and remedies shall be cumulative, ad nonexclusive, to the extent permitted by law. Bank shall also have the following rights and remedies:

a. Declare the Note in default and the Indebtedness shall thereupon become immediately due and payable in full;

b. Terminate Bank's obligations under this Agreement to extend credit of any kind or to make any disbursement, whereupon the commitment and obligations of Bank to extend credit, or to make disbursements hereunder shall be terminated;

c. To notify or require Borrower to notify any and all Mortgagors or parties against which Borrower has a claim that the Mortgages have been assigned to Bank and/or that Bank has a security interest therein and that all payments should be made to Bank;

d. To endorse the name of Borrower upon any instruments of payments that may come into the possession of Bank in full or in part payment of any amount owing to Bank;

e. To sign and endorse the name of Borrower on any assignments, verifications, and notices in connection with the Mortgages, and any instrument or document relating thereto or to the rights of Borrower therein;

f. To notify post office authorities to change the address for delivery of mail of Borrower to an address designated by Bank and to receive, open, and dispose of all mail addressed to Borrower;

g.   To send requests for verification to Mortgagors or other obligors;

h. To sell, assign, sue for, collect, or compromise payment of all or any part of the Collateral in the name of Borrower or in its own name, or make any other disposition of the Collateral, or any part thereof, which disposition may be cash, credit, or any combination thereof;

i. To purchase all or any part of the Collateral at public, or private sale, and in lieu of actual payment of such purchase price, may set off the amount of such price against the Indebtedness;

j. To act as the attorney-in-fact of Borrower, with full power of substitution and full power to do any and all things necessary to be done in and about the premises as fully and effectually as Borrower might or could do but for this appointment, and hereby ratifying all that said attorney-in-fact shall lawfully do or cause to be done by virtue hereof. Neither Bank, nor its agents, shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law in its capacity as such attorney-in-fact. This power of attorney is coupled with an interest and shall be irrevocable so long as any Indebtedness shall remain outstanding;

k. To enter and/or remain upon the premises of Borrower without any obligation to pay rent to Borrower or others, or any other place or places where any of the Collateral is located and kept and:

     i. Remove Collateral therefrom to the premises of Bank or any agent of Bank, for such time as Bank may desire, in order to maintain, sell, collect, and/or liquidate the Collateral; or

     ii. Use such premises, together with materials, supplies, books, and records of Borrower, to maintain possession and/or the condition of the Collateral, and to prepare the Collateral for selling, liquidating, or collecting.

l. To require Borrower to assemble the Collateral and make it available to Bank at a place to be designated by Bank which is reasonably convenient to both parties;

m. To set off, without notice to Borrower, any and all deposits or other sums at any time credited by or due from Bank to Borrower, whether in a special account or other account or represented by a certificate of deposit (whether or not matured);

n. To apply the net proceeds realized by Bank upon a sale or other disposition of the Collateral, or any part thereof, after deduction of the expenses of retaking, holding, preparing for sale, selling, or the like, and reasonable attorney's fees and other expenses incurred by Bank, toward satisfaction of the Indebtedness hereunder. Bank shall account to Borrower for any surplus realized upon such sale or other disposition and Borrower shall remain liable for any deficiency.

     The commencement of any action, legal or equitable, shall not affect the security interest of Bank in the Collateral until the Indebtedness hereunder or any judgment therefor are fully paid.

o. Any notice required to be given by Bank of a sale or other disposition of the Collateral or any other intended action by Bank, deposited in the United States mail, postage prepaid, and duly addressed to Borrower at the address specified at the beginning of this Agreement not less than five (5) days prior to such proposed action, shall constitute commercially reasonable and fair notice to Borrower thereof;

p. Upon an Event of Default, Borrower agrees that Bank may, if Bank deems it reasonable, postpone or adjourn any such sale of the Collateral from time to time by an announcement at the time and place of sale or by announcement at the time and place of such postponed or adjourned sale, without being required to give a new notice of sale. Borrower agrees that Bank has no obligation to preserve rights against prior parties to the Collateral. Further, to the extent permitted by law, Borrower waives and releases any cause of action and claim against Bank as a result of Bank's possession, collection or sale of the Collateral, any liability or penalty, for failure of Bank to comply with any requirement imposed on Bank relating to notice of sale, holding of sale or reporting of sale of the Collateral, and any right of redemption from such sale.

9.   Expense of Enforcement
     ----------------------

     Borrower shall pay and reimburse Bank for all costs, expenses and reasonable attorney's fees incurred in seeking to protect or perfect a security interest in the Collateral, to enforce the terms of this Agreement or the other Loan Documents, or to defend any action or proceeding relating hereto or to the Collateral, including without limitation, appraiser's fees, transportation expenses, documentary and expert evidence fees and costs and stenographer's charges, including those incurred in connection with: any probate or bankruptcy actions or proceedings; preparations for the commencement of any action, proceeding or suit; and preparations for the defense or any threatened action, proceeding or suit which might affect the Collateral, whether or not actually filed. All such costs, expenses and fees shall become additional Indebtedness secured by the Collateral and shall become immediately due and payable at the Default Rate when paid or incurred by Bank.

     If at any time, by assignment or otherwise, Bank transfers any Indebtedness due hereunder or any Collateral, or other security therefor, such transfer shall include all of Bank's rights and powers under this Agreement with respect to said Indebtedness, Collateral, or other security transferred and the transferee shall become vested with all the same rights and powers, whether or not they are specifically referred to in the instrument of transfer. If and to the extent that Bank will continue to have the rights and powers herein set forth with respect thereto.

     Bank shall have the exclusive right to determine how, when and what application of payments and credits, if any, whether derived from the Borrower, the Collateral, or any other source, shall be made on the Indebtedness, and such determination shall be conclusive upon the Borrower.

10.  Remedies are Cumulative
     -----------------------

     Each right, power and remedy of Bank now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power and remedy provided for in the Loan Documents, and the exercise of any right, power or remedy shall not preclude the simultaneous or later exercise of any other right, power or remedy.

11.  No Waiver
     ---------

     No delay or failure by Bank to insist upon the strict performance of any term hereof or of the other Loan Documents or to exercise any right, power or remedy provided for herein or therein as a consequence of any Event of Default hereunder or thereunder, and no acceptance of any payment of the principal, interest, or premium, if any, on the Indebtedness during the continuance of any such Event of Default, shall constitute a waiver of any such term, such Event of Default, or such right, power or remedy. The exercise by Bank of any right, power or remedy conferred upon Bank by this or any other Loan Document or by law or equity shall not preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No waiver of any Event of Default hereunder shall affect or alter this Agreement, which shall continue in full force and effect with respect to any other then existing or subsequent Events of Default.

12.  Amendment
     ---------

     This Agreement shall not be amended, modified or terminated orally but may only be amended, modified or terminated pursuant to written agreement between Borrower and Bank.

13.  Notices
     -------

     Any notice, demand, request or other communication desired to be given or required pursuant to the terms hereof shall be in writing and shall be delivered by personal service or sent by registered or certified mail, return receipt requested, postage prepaid, addressed to the addresses first set forth herein or to such other address as the parties hereto may designate in writing from time to time.

     Any such notice, demand, request, or other communication shall be deemed given when mailed to the office of the Bank or Borrower or of any other officer who shall have been designated by the addressee by notice in writing to the other party.

14.  Cross-Default Clause
     --------------------

     Any default by Borrower in the performance of observance of any covenant, promise, condition or agreement hereof shall be deemed an Event of Default under each of the Loan Documents, entitling Bank to exercise all or any remedies available to Bank under the terms of any or all Loan Documents, and any default or Event of Default under any other Loan Document shall be deemed a default hereunder, entitling Bank to exercise any or all remedies provided for herein.

15.  Incorporation by Reference
     --------------------------

     The terms of the Loan Documents are incorporated herein and made a part hereof by reference.

16.  Compliance with Applicable Law
     ------------------------------

     Borrower agrees that the obligations evidenced by this Agreement constitute an excepted transaction under the Truth-In-Lending Act, 15 U.S.C. Section 1601, et seq., and said obligations constitute a business loan which comes within the purview of Section 4(1)(c) of "An Act In Relation To The Rate of Interest And Lending Of Money" approved May 24, 1879, as amended, Ill.Rev.Stat. Ch. 17,
Section 6404(1)(c).

17.  Headings
     --------

     The various headings used in this Agreement as headings for paragraphs or otherwise are for convenience only and shall not be used in interpreting the text of the paragraphs in which they appear and shall not limit or otherwise affect the meanings thereof.

18.  Severability
     ------------

     If any provision in this Agreement is held by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administration or judicial decision, or public policy, and if such court should declare such provision of this Agreement to be illegal, invalid, unlawful, void, voidable, or unenforceable as written, then such provision shall be given full force and affect to the fullest possible extent that is legal, valid and enforceable. The remainder of this Agreement shall be construed as if such illegal, invalid, unlawful, void, voidable or unenforceable provision was not contained therein. The rights, obligations and interest of the Borrower and the holder hereof under the remainder of this Agreement shall continue in full force and effect.

19.  Copies of Legal Process
     -----------------------

     If any action or proceeding shall be instituted relating to the Collateral or Loan Documents or to accomplish any purpose which would materially affect this Agreement, Borrower shall immediately, upon service or notice thereof, deliver to Bank a true copy of each petition, summons, complaint, notice of motion, order to show cause, and all other process, pleadings and papers, however designated, served in any such action or proceedings.

20.  Names

     Regardless of their form, all words shall be deemed singular or plural and to have such gender as required by the text.

21.  Governing Law/Venue

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois. Borrower irrevocably agrees that, in Bank's sole and absolute discretion, all actions, suits and proceedings in any manner or way arising out of or in respect to this Agreement, any documents executed concurrently herewith, or the Collateral, shall be litigated in courts within the County of DuPage, or having jurisdiction with respect to said county. Borrower expressly submits to the jurisdiction of any state or federal court located within or having jurisdiction over said county. Borrower waives any right it may have to change the venue of any litigation brought in accordance herewith.

22.  Completion of Documents

     If this Agreement contains any blanks when executed by Borrower, Bank is hereby authorized, without notice to Borrower, to complete any such blanks according to the terms upon which any Loan has been granted.

     IN WITNESS WHEREOF, this Mortgage Warehouse Line of Credit and Security Agreement is executed and effective as of the date first set forth above.

                                       BORROWER: UNITED FINANCIAL MORTGAGE CORP.

                                       /s/ ????????
                                       ----------------------------------------
                                       an Illinois Corporation

                                       By: Joseph Khoshabe
                                           ------------------------------------
                                       Its: President
                                            -----------------------------------


ACCEPTED this 21st day of August, 1997.

                                       BANK: WEST SUBURBAN BANK

                                       /s/ Michael P. Broshahan
                                       ----------------------------------------

                                       By: Michael P. Broshahan
                                           ------------------------------------
                                       Its: Senior Vice President
                                            -----------------------------------

STATE OF ILLINOIS       )
                        ) SS.
COUNTY OF DuPage        )

     I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that Joseph Khoshabe, personally known to me to be President of United Financial Mortgage, an Illinois Corporation, and personally known to me to be the Secretary of said Corporation, and personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that as such President and Secretary they signed and delivered the said instrument as President and Secretary of said Corporation, and caused the Corporate Seal of said Corporation to be affixed thereto, pursuant to authority, given by the Board of Directors of said Corporation as their free and voluntary act, and as the free and voluntary act and deed of said Corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and official seal this 21 day of August, 1997.

                                       /s/ Debbie Kolze
                                       --------------------------------
                                       Notary Public

        "OFFICIAL SEAL"
         DEBBIE KOLZE
Notary Public, State of Illinois
My Commission Expires 11/22/00

                                   GUARANTY
                                   --------

     THIS GUARANTY dated August 21, 1997, is given by Joseph Khoshabe (hereinafter referred to as "Guarantor") to West Suburban Bank, an Illinois Banking Corporation (hereinafter referred to as the "Bank").

                                      I.

                                   Recitals
                                   --------

     1.1 Description of the Loan. United Financial Mortgage Corp., an Illinois Corporation, (hereinafter referred to as the "Borrower") has executed and delivered to the bank a note (hereinafter referred to as the "Note") in the principal amount of Fifteen Million-------------------AND NO/100 ($15,000,000.00) DOLLARS in which the Borrower promises to pay to the order of Bank the principal amount (or so much thereof as may be outstanding from time to time pursuant to the terms of a certain Mortgage Warehouse Line of Credit and Security Agreement) and interest thereon at the rate or rates specified in the Note.

    1.2 Description of the Loan. The payment of the Note is secured by this Guaranty and by a Mortgage Warehouse Line of Credit and Security Agreement, and such other security instruments which have been executed and delivered in connection therewith, together with any amendments, modifications or renewals and replacements thereof (hereinafter collectively referred to as "Loan Documents"). The obligations, liabilities, and indebtedness described in the herein collectively referred to as the "Loan".

     1.3 Inducement. This Guaranty is made by the Guarantor in order to induce Bank to make the Loan to the Borrower. It is expressly understood, Bank is unwilling to make said Loan unless the Guarantor guarantees the payment of the Loan principal and interest and all other amounts due or accruing hereafter as provided for in the Loan Documents and guarantees the performance and observance by the Borrower of all terms, covenants, and conditions on its part to be performed and observed pursuant to the provisions of the Loan Documents (hereinafter referred to as the "Indebtedness").

     1.4 Beneficiary of Borrower. The Guarantor is a shareholder and officer of Borrower, and the loan made by Bank and evidenced and/or secured by the Loan Documents is for the direct pecuniary benefit of Guarantor.

                                      II.

                                 The Guaranty
                                 ------------

     2.1  Guarantor hereby:

     2.1(a) Absolutely and unconditionally guarantees the due and punctual payment of all principal of the Loan, all interest now accrued and hereafter owing, and all other monies now accrued and hereafter accruing thereon, and the due and punctual performance and observance by the Borrower of every other term, covenants and condition of the Indebtedness or any renewal, extension, or modification of the Indebtedness and Loan Documents whether according to the present terms thereof, or at any earlier or accelerated date or dates, as provided therein or pursuant to any extension or extensions of time or any other change or changes in any of the terms, covenants or conditions thereof now or at any time hereafter made or granted.

     2.1(b) Agrees to indemnify Bank against any losses Bank may sustain and expenses it may incur as a result of any default by Borrower under the Loan Documents and/or as a result of the enforcement or the attempted enforcement by Bank of any of its rights against Guarantor hereunder. Further, in the event this Guaranty is placed in the hands of an attorney for enforcement, the Guarantor will reimburse Bank for all expenses incurred including reasonable attorney's fees whether or not suit is initiated.

     2.1(c) Guarantees the prompt payment of all Indebtedness owed by Borrower to Bank which shall hereafter become due and payable under the terms of the Loan Documents or any renewal, extension, modification or replacement thereof by reason of advances made or expenses incurred by Bank thereunder or by reason of additional advances made to Borrower independent thereof at any time hereafter until after all Indebtedness under the Loan Documents is fully paid.

     2.1(d) Guarantees the full and timely performance of each and every obligation of Borrower under the Loan Documents. Time is of the essence of this Guaranty.

                                     III.

     3.1 Actions by Bank Not to Affect Liability. The liability of Guarantor hereunder shall not be affected by:

     3.1(a) The renewal, extension, modification or replacement of any of the Loan Documents (all of which Bank is hereby authorized to make without notification to the Guarantor.

     3.1(b) Any extension in the time for making any payment due under the Loan Documents;

     3.1(c) The acceptance by Bank of any additional security for the Indebtedness; or

     3.1(d) The failure during any period of time whatsoever of Bank to attempt to collect any amount due under the Loan Documents or to execute any remedy available thereunder, or any other security instrument given for the Indebtedness, in the event of:

     i. a default in the performance by Borrower of the terms of the Loan Documents;

     ii. the occurrence of an Event of Default as defined in any of the Loan Documents; or

     iii.    a default under any additional security given for the Indebtedness.

     3.1(e) Bank proceeding for collection of the Indebtedness against Guarantor only.

     3.1(f) Bank's failure to protect the security given for the Indebtedness or for this instrument, from waste and/or diminution in value of any nature or type whatsoever.

     3.1(g) The discharge in bankruptcy of Borrower or of the Guarantor. Further, Guarantor expressly agrees not to remove any claim filed against him individually to Federal Bankruptcy Court and/or Federal District Court in the event Guarantor should file and/or participate in Federal Bankruptcy proceedings as more fully set forth in the first full sentence in Section 3.5 below.

     3.1(h) Bank's purchase of any of the security given for the Indebtedness or this instrument, at judicial or other public sale, or any subsequent resale at public or private sale.

     3.1(i) Bank's release of any portion of the security given for the Indebtedness, and/or release of any portion of additional security.

     3.1(j) Bank's release or agreement not to sue, without reservation, any person against whom Bank or Guarantor has a right of recourse or Bank's agreement to suspend the right of recourse against such person.

     3.1(k) Bank's impairment of any security given for this instrument or the Indebtedness.

     3.1(l)  The Bank's discharge of any party to the Loan Documents.

     3.2  Waivers.  Guarantor hereby;

     3.2(a) Absolutely and expressly waives all notice of and does hereby consent to any renewal, modification, extension and the execution by Borrower or its authorized agents of any Loan Documents pertaining thereto. Further Guarantor expressly waives notice of Bank's acceptance of this Guaranty, of any default in non-payment and/or non-performance by Borrower under the Loan Documents, of presentment, protest and demand, and of all or any other matters to which Guarantor might otherwise be entitled.

     3.2(b) Waives diligence, presentment, protest, notice of dishonor, demand for payment, extension of time of payment, non-payment at maturity, indulgences and notices of every kind, and consents to: (i) Any and all forbearances and extensions of the time of payment of the Indebtedness; (ii) Any and all changes in the terms, covenants or conditions of the Loan Documents; (iii) Any and all substitutions, exchanges or releases of all or any part of any security given for the Indebtedness or for this instrument; (iv) the release or agreement not to sue without reservation of rights of anyone liable in any way for repayment of the Loan.

     3.2(c) Waives any and all claims or defenses based upon lack of diligence in:

     i. collection of any amount of the payment of which is guaranteed hereby; or

     ii. protection or realization of security given for the Indebtedness or for this instrument.

     3.3 Nature of Remedies. No delay or omission on the part of Bank in the exercise of any right or remedy shall operate as a waiver thereof. The remedies available to Bank under this Guaranty shall be exercisable against Guarantor and shall be in addition to, and exercisable in any combination with, any and all remedies available by operation of law or under the other Loan Document.

     3.4 Guarantor's Liability. Guarantor's liability under this Guaranty shall be absolute, primary and direct. Bank shall not be required to pursue any right or remedy it may have against Borrower under the Loan Documents or otherwise, and shall not be required to first commence any action or obtain any judgment against Borrower before enforcing this Guaranty against Guarantor. Guarantor will, upon demand, tender to Bank the amount of all rents and all other sums collected in the possession of the Guarantor, the payment of which by Borrower is in default under the Loan Documents and will, upon demand, perform all other obligations of Borrower, the performance of which by Borrower is in default under the Loan Documents.

Guarantor's liability under this Guaranty shall in no way be affected or impaired by any of said indebtedness or of any security or collateral therefor. Nothing except cash payment in full of all Indebtedness of the Borrower shall release the Guarantor's liability under the Guaranty.

     3.5 Continuing Guaranty. Guarantor agrees that this Guaranty shall continue in full force and effect notwithstanding the institution by or against the Borrower of bankruptcy, reorganization, readjustment, receivership or insolvency proceedings of any kind or the disaffirmance of Loan Documents in such proceedings or otherwise. In the event any payment by or on behalf of the Borrower to Bank is held to constitute a preference under the bankruptcy laws, or if for any other reason Bank is required to refund such payment or pay the amount thereof to any other party, such payment by or on behalf of the Borrower to Bank shall not constitute a release of the Guarantor from any liability hereunder, but the Guarantor agrees to pay such amount to Bank upon demand. Further, Guarantor agrees that this Guaranty shall be a continuing Guaranty and shall not be discharged, impaired or affected by acts on the part of the Borrower or other defenses which might constitute a legal or equitable discharge of a surety or guarantor and agree that this Guaranty shall be valid and unconditionally binding upon Guarantor. If this Guaranty is referred to any attorney for collection after any default, and whether suit be brought or not, the Guarantor agrees to pay a reasonable sum as attorneys' fees and also any and all costs and expenses of suit.

     3.6 Assignment. This Guaranty shall not be assignable by Guarantor nor shall any of the duties under it be delegated by Guarantor. This Guaranty shall inure to the benefit of, and be enforced by Bank, its transferees, successors, assigns and any subsequent holder of the Loan Documents and shall be binding upon, and enforceable against the Guarantor and the Guarantor's heirs, legal representatives, successors and assigns, as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits, but Bank shall have an unimpaired right, prior and superior to that of any assignee, transferee or holder to enforce this Guaranty for the benefit of the Bank, as to so much of the Indebtedness as it has not sold, assigned or transferred. In the event of the death of Guarantor, the obligations of Guarantor shall continue in full force and effect against his estate, personal representative, executor, successors and assigns.

     3.7 Governing Law. This Guaranty shall be governed by and construed in accordance with the laws of the State of Illinois.

     3.8 Severability. Guarantor intends and believes that each provision in the Guaranty comports with all applicable local, state and federal laws and court decisions. However, if any provision or provisions in this Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void, voidable or unenforceable as written, then it is the intent of Guarantor that such portion, provision or provisions shall be given full force and effect to the fullest possible extent that they are legal, valid and enforceable. The remainder of this Guaranty shall be construed as if such illegal, invalid, unlawful, void, voidable or unenforceable portion, provision or provisions were not contained therein, and the rights, obligations and interest under the remainder of this Guaranty shall continue in full force and effect.

     3.9 Waiver of Right of Redemption. To the fullest extent allowed by law and equity, Guarantor hereby waives any right of redemption and/or equity of redemption granted to him by common law or by statute he may have in any of the security given for the Indebtedness or for this instrument.

     3.10 Headings. The various headings used in this Guaranty as headings for sections or otherwise are for convenience only and shall not be used in interpreting the text of the section in which they appear.

     3.11 Jurisdiction/Service of Process. The Guarantor hereby submits to personal jurisdiction in the State of Illinois for the enforcement of this Guaranty and waives any and all personal rights to object to such jurisdiction for the purposes of litigation to enforce this Guaranty. In the event such litigation is commenced at any time when Guarantor is not permanently domiciled in the State of Illinois, Guarantor agrees that service of process may be made and personal jurisdiction over Guarantor obtained, by service of a copy of the summons, complaint and other pleadings required to commence such litigation upon appointed Agent for Service of Process in the State of Illinois, which Agent Guarantor hereby designates to be:

                      ----------------------------------------
                      ----------------------------------------
                      ----------------------------------------
                      ----------------------------------------

Guarantor agrees that this appointment of an agent for service of process is made for the mutual benefit of Guarantor and Bank and may not be revoked without Bank's consent. Guarantor hereby agrees and consents that any such service of process upon such agent shall be taken and held to be valid personal service upon Guarantor whether or not
                                      6

Guarantor shall be then physically present, residing within, or doing business within the State of Illinois, and that any such service of process shall be of the same force and validity as if service were made upon Guarantor when physically present, residing within, or doing business in the State of Illinois. Guarantor waives all claim of error by reason of any such service. Guarantor hereby consents to the jurisdiction of either the Circuit Court of DuPage County, Illinois, or the United States District Court for the Northern District of Illinois, Eastern Division, in any action, suit or proceeding which Bank may at any time wish to file in connection with this Guaranty or any related matter.

     3.12 Venue. Guarantor hereby agrees that an action, suit or proceeding to enforce this Guaranty may be brought in any State or Federal Court which Bank may select in its sole discretion and hereby waives any objection which Guarantor may have to the laying of the venue of any such action, suit or proceeding in any such Court.

     3.13 No Waiver. No failure on the part of the Bank to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Bank of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power.

     3.14 Borrower Defined. The term "Borrower" as used in this instrument shall include the individual or individuals, association, partnership, corporation, or Land Trustee named herein as Borrower; and

     (a) any successor individual or individuals, association, partnership, corporation, or Land Trustee to which all or substantially all of the business or assets of said Borrower shall have been transferred;

     (b) in the case of a partnership Borrower, any new partnership which shall have been created by reason of the admission of any new partner or partners therein or the dissolution of the existing partnership by the death, resignation of other withdrawal of any partner, and

     (c) in the case of a corporate Borrower, any other corporation into or with which said borrower shall have been merged, consolidated, reorganized or absorbed.

     3.15 Complete and Exclusive Statement of Facts. There is no condition precedent to the effectiveness of this Guaranty. The terms contained within this Guaranty constitute a complete and exclusive statement of the agreement of the parties hereto.

     IN WITNESS WHEREOF, the undersigned has executed the Guaranty on the day and year first above written.

                                        GUARANTOR:

                                        /s/ Joseph Khoshabe
                                        ---------------------------------
                                            Joseph Khoshabe, Personally
                                        -------------------

Subscribed and sworn to before me
this 21st day of August, 1997.

/s/ Debbie Kolze
---------------------------------                     "OFFICIAL SEAL"
    Notary Public                                      DEBBIE KOLZE
                                                Notary Public, State of Illinois
                                                 My Commission Expires 11/22/00

My Commission Expires: 11/22/00



lasallefldr:guaranty:cds

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